UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 17, 2009

FEDERAL HOME LOAN BANK OF SEATTLE
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51406	91-0852005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Fourth Avenue, Suite 1800
Seattle, WA 98101-1693
(Address of principal executive offices, including zip code)

(800) 973.6223
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 20, 2009, the Federal Home Loan Bank of Seattle (the "Seattle Bank") issued a Member News, reporting among other things, that as of January 31, 2009, the Seattle Bank was in compliance with its risk-based capital requirement. The Seattle Bank expects risk-based capital requirements will continue to fluctuate while current market conditions persist. As a result, the Seattle Bank will continue to conservatively manage its capital.

Since the Seattle Bank currently complies with all capital requirements, on February 17, 2009, it redeemed, at par, the Class B stock of a former member at the end of the five-year redemption period.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the Member News, which is incorporated herein by reference.

The information contained herein contains forward-looking statements. Forward-looking statements are subject to known and unknown risks and uncertainties. Actual performance or events may differ materially from that expected or implied in forward-looking statements because of many factors. Such factors may include, but are not limited to, general economic conditions (including effects on, among other things, mortgage-based securities), the bank's ability to maintain adequate capital levels, changes in our membership profile or the withdrawal of one or more large members and changes in relationships with former members, demand for advances, changes in projected business volumes, business and capital plan adjustments and amendments, changes in the bank's management and Board of Directors, regulatory actions or approvals, competitive pressure from other Federal Home Loan Banks and alternative funding sources, accounting adjustments or requirements, interest-rate volatility, our ability to appropriately manage our cost of funds, the cost-effectiveness of our funding, hedging and asset-liability management activities, and shifts in demand for our products and consolidated obligations. Additional factors are discussed in the Seattle Bank's 2008 quarterly reports on Form 10-Q and its 2007 annual report on Form 10-K as filed with the SEC, which are available on the Seattle Bank's Web site at www.fhlbsea.com. The Seattle Bank does not undertake to update any forward-looking statements made in this announcement.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the Member News, which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

The information included in Item 2.02 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Member News dated February 20, 2009, Regarding the Seattle Bank's Compliance with

Risk-Based Capital Requirements

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Seattle
Date: February 20, 2009	By: /s/ Richard M. Riccobono Name: Richard M. Riccobono Title: President and Chief Executive Officer

Exhibit Index

Exhibit No. Description

99.1 Member News dated February 20, 2009, Regarding the Seattle Bank's Compliance with Risk-Based Capital Requirements